SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                           FORM 8-K/A

                Amendment No. 1 to Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
                              1934

 Date of Report (Date of earliest event reported):  November 21,
                              2001

                        JOHNSON & JOHNSON
     (Exact name of registrant as specified in its charter)

NEW JERSEY                    1-3215            22-1024240
(State or other          (Commission         (I.R.S. Employer
 jurisdiction of          File Number)      Identification No.)
 incorporation)

      ONE JOHNSON & JOHNSON PLAZA, NEW BRUNSWICK, NJ  08933
     (Address of principal executive offices)   (zip code)

Registrant's telephone number including area code: (732) 524-0400

ITEM 5. OTHER EVENTS.

Johnson & Johnson ("J&J") hereby amends and restates its Current
Report on Form 8-K, originally filed on November 27, 2001.  On
November 21, 2001, J&J issued the attached press release announcing the completion of its acquisition of Inverness Medical
Technology, Inc.'s diabetes care products business.

Exhibit No.                        Description of Exhibit

99.77Q1                    Press Release dated November 21, 2001

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON





Date:  November 30, 2001           By: /s/ Stephen J. Cosgrove
                                    Stephen J. Cosgrove
                                    Corporate Controller